Exhibit 13.1

Certification

Pursuant to 18 U.S.C. Section 1350

Pursuant to U.S.C. Section 1350 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of MMTec, Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that the Annual Report on Form 20-F for the year ended December 31, 2021 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

MMTEC, INC.

April 22, 2022	By:	/s/ Xiangdong Wen
		Name:	Xiangdong Wen
		Title:	Chief Executive Officer
(Principal Executive Officer)